                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Leland C. Launer, Jr.                          Director
-------------------------

Leland C. Launer, Jr.
-------------------------
Name (Typed or printed)

Date February 4, 2005

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Lisa M. Weber                                  Director
-----------------

Lisa M. Weber
------------------------
Name (Typed or printed)

Date

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stuart I. Greenbaum                            Director
-----------------------

  Stuart I. Greenbaum
-----------------------
Name (Typed or printed)

Date February 7, 2005

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Joseph A. Reali                                Director
-------------------

  Joseph A. Reali
------------------------
Name (Typed or printed)

Date February 4, 2005

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ William J. Bartlett                            Director
-----------------------

  William J. Bartlett
-----------------------
Name (Typed or printed)

Date February 12, 2005

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Alan C. Henderson                              Director
---------------------

  Alan C. Henderson
-----------------------
Name (Typed or printed)

Date February 8, 2005

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2004 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason                                 Director
------------------

J. Cliff Eason
-----------------------
Name (Typed or printed)

Date